Exhibit 10.25

EXECUTION VERSION

CONFIDENTIAL TREATMENT REQUESTED

Certain portions of this document have been omitted pursuant to a request for Confidential Treatment and, where applicable, have been marked with “[***]” to indicate where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission.

AMENDMENT NO. 1
TO MASTER REPURCHASE AGREEMENT

Amendment No. 1, dated as of November 20, 2009 (this “Amendment”), by and among CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC (“Buyer”), PENNYMAC LOAN SERVICES, LLC (“Seller”), and PRIVATE NATIONAL MORTGAGE ACCEPTANCE COMPANY, LLC (“Guarantor”).

RECITALS

Buyer, Seller and Guarantor are parties to that certain Master Repurchase Agreement, dated as of August 14, 2009 (the “Existing Repurchase Agreement”; as amended by this Amendment, the “Repurchase Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Repurchase Agreement.

Buyer, Seller and Guarantor have agreed, subject to the terms and conditions of this Amendment, that the Existing Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Repurchase Agreement.

Accordingly, Buyer, Seller and Guarantor hereby agree, in consideration of the mutual premises and mutual obligations set forth herein, that the Existing Repurchase Agreement is hereby amended as follows:

SECTION 1. Definitions. Section 2 of the Existing Repurchase Agreement is hereby amended by deleting the definition of “Affiliate” in its entirety and replacing it with the following:

“Affiliate” means, with respect to any Person, any “affiliate” of such Person, as such term is defined in the Bankruptcy Code; provided, however, that in respect of Borrower or Guarantor the term “Affiliate” shall not include BlackRock, Inc. or Highfields Capital Investment LLC.

SECTION 2. Covenants. Section 14 of the Existing Repurchase Agreement is hereby amended by deleting paragraph o. in its entirety and replacing it with the following:

o.             Underwriting Guidelines.    Without the prior written consent of Buyer, Seller shall not amend or otherwise modify the Underwriting Guidelines in any material respect. Without limiting the foregoing, in the event that Seller makes any amendment or modification to the Underwriting Guidelines, Seller shall promptly deliver to Buyer a complete copy of the amended or modified Underwriting Guidelines, specifying in detail the amendments and modifications set forth therein from the previous copy delivered.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

SECTION 3. Covenants. Section 14 of the Existing Repurchase Agreement is hereby amended by deleting paragraph ff. in its entirety and replacing it with the following:

ff.            Additional Warehouse Line. On or after December 31, 2009, Seller shall maintain one or more additional warehouse or repurchase facilities in order to finance mortgage loans in an aggregate amount at least equal to the Maximum Committed Purchase Price.

SECTION 4. Exhibits. Exhibit D-1 of the Existing Repurchase Agreement is hereby amended by deleting the paragraph with the heading “Additional Warehouse Line.” in its entirety and replacing it with the following:

Additional Warehouse Line. On or after December 31, 2009, Seller has maintained one or more additional warehouse or repurchase facilities in order to finance mortgage loans in an aggregate amount at least equal to the Maximum Committed Purchase Price.

SECTION 5. Conditions Precedent. This Amendment shall become effective on November 20, 2009 (the “Amendment Effective Date”) subject to the satisfaction of the following conditions precedent:

5.1          Delivered Documents. On the Amendment Effective Date, Buyer shall have received the following documents, each of which shall be satisfactory to Buyer in form and substance:

(a)           this Amendment, executed and delivered by duly authorized officers of Buyer, Seller and Guarantor; and

(b)           such other documents as Buyer or counsel to Buyer may reasonably request.

SECTION 6. Representations and Warranties. Each of Seller and Guarantor hereby represents and warrants to Buyer that, except as otherwise waived in writing by Buyer, it is in compliance in all material respects with all the terms and provisions set forth in the Existing Repurchase Agreement on its part to be observed or performed, and that no Event of Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 13 of the Existing Repurchase Agreement.

SECTION 7. Confidentiality. Each of Buyer, Seller and Guarantor acknowledges that this Amendment, the Existing Repurchase Agreement, and all drafts thereof, documents relating thereto and transactions contemplated thereby are confidential in nature and agrees that, unless otherwise directed by a court of competent jurisdiction, it shall limit the distribution of such documents and the discussion of such transactions to such of its officers, employees, attorneys, accountants and agents as is required in order to fulfill its obligations under such documents and with respect to such transactions.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

2

SECTION 8. Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms. The execution of this Amendment by the Buyer shall not operate as a waiver of any of its rights, powers or privileges under the Repurchase Agreement including without limitation any future breaches of, or Defaults under, the Repurchase Agreement.

SECTION 9. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

SECTION 10. Counterparts. This Amendment may be executed in one or more counterparts and by different parties hereto on separate counterparts, each of which, when so executed, shall constitute one and the same agreement.

SECTION 11. Conflicts. The parties hereto agree that in the event there is any conflict between the terms of this Amendment, and the terms of the Existing Repurchase Agreement, the provisions of this Amendment shall control.

SECTION 12. Reaffirmation of Guaranty. Guarantor hereby ratifies and affirms all of the terms, covenants, conditions and obligations of the Guaranty and acknowledges and agrees that such Guaranty shall apply to all of the Obligations under the Repurchase Agreement, as it may be amended, modified and in effect, from time to time.

[SIGNATURE PAGE FOLLOWS]

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

3

IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

Buyer: CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC,
as Buyer

By:	/s/ A. Adam Loskove
	Name:	A. Adam Loskove
	Title:	Vice President

Seller: PENNYMAC LOAN SERVICES, LLC,
as Seller

By:
Name:
Title:

Guarantor: PRIVATE NATIONAL MORTGAGE ACCEPTANCE COMPANY, LLC,
as Seller

By:
Name:
Title:

Signature Page to Amendment No. 1 to the Master Repurchase Agreement

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

Buyer: CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC,
as Buyer

By:
Name:
Title:

Seller: PENNYMAC LOAN SERVICES, LLC,
as Seller

By:	/s/ David M. Walker
	Name:	David M. Walker
	Title:	Cheif Credit Officer

Guarantor: PRIVATE NATIONAL MORTGAGE ACCEPTANCE COMPANY, LLC,
as Seller

By:	/s/ David M. Walker
	Name:	David M. Walker
	Title:	Cheif Credit Officer

Signature Page to Amendment No. 1 to the Master Repurchase Agreement

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

EXECUTION VERSION

AMENDMENT NO. 2
TO MASTER REPURCHASE AGREEMENT

Amendment No. 2, dated as of May 6, 2010 (this “Amendment”), among CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC (the “Buyer”), PENNYMAC LOAN SERVICES, LLC (the “Seller”) and PRIVATE NATIONAL MORTGAGE ACCEPTANCE COMPANY, LLC (the “Guarantor”).

RECITALS

The Buyer, the Seller and the Guarantor are parties to that certain Master Repurchase Agreement, dated as of August 14, 2009 (as amended by Amendment No. 1 to the Master Repurchase Agreement, dated as of November 20, 2009 the “Existing Repurchase Agreement”; and as further amended by this Amendment, the “Repurchase Agreement”). The Guarantor is party to that certain Guaranty (the “Guaranty”), dated as of August 14, 2009, as the same may be further amended from time to time, by the Guarantor in favor of Buyer. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Repurchase Agreement and Guaranty, as applicable.

The Buyer, the Seller and the Guarantor have agreed, subject to the terms and conditions of this Amendment, that the Existing Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Repurchase Agreement. As a condition precedent to amending the Existing Repurchase Agreement, the Buyer has required the Guarantor to ratify and affirm the Guaranty on the date hereof.

Accordingly, the Buyer, the Seller and the Guarantor hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Repurchase Agreement is hereby amended as follows:

SECTION 1. Definitions. Section 1 of the Existing Repurchase Agreement is hereby amended by adding the following defined terms in their proper alphabetical order:

“Correspondent Loan” means a Mortgage Loan which is (i) originated by a Correspondent Seller and underwritten in accordance with the Underwriting Guidelines and (ii) acquired by the Seller from a Correspondent Seller in the ordinary course of business, for sale to the Buyer pursuant to this Agreement.

“Correspondent Seller” means a mortgage loan originator that sells Mortgage Loans originated by it to Seller as a “correspondent” client.

“Correspondent Release” means, with respect to any Correspondent Loan, a release by any third party lender that has a secured interest in the Correspondent Loan of all right, title and interest, including any such security interest, in such Correspondent Loan. The form of such Correspondent Release shall be mutually acceptable to the Buyer and Seller.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

SECTION 2. Program; Initiation of Transactions. Section 3(a) of the Existing Repurchase Agreement is hereby amended by deleting the first sentence thereof and replacing it with the following:

“From time to time, Buyer will purchase from Seller certain Mortgage Loans that have either been originated by Seller or purchased by Seller from a Correspondent Seller.”

SECTION 3. Conditions Precedent to all Transactions. Section 10(b)(2) of the Existing Repurchase Agreement is hereby amended by adding thereto the following subclause (c) and subclause (d):

“(c)         With respect to each Correspondent Loan in which a third party lender has a secured interest, Buyer shall have received a Correspondent Release for such Purchased Mortgage Loan that is duly executed and delivered by such third party lender on or prior to the Purchase Date.”

“(d)         With respect to each Correspondent Loan, the related Correspondent Seller shall either be identified on Schedule 6 to the most recent Officer’s Certificate or otherwise approved by Buyer on or prior to the Purchase Date, and in either case Seller shall not have received notice from Buyer that such Correspondent Seller is no longer approved.”

SECTION 4. Mortgage Loan Representations. Schedule 1(bb) of the Existing Repurchase Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

“(bb) Origination; Collection Practices; Escrow Deposits; Interest Rate Adjustments. Each Mortgage Loan was originated by Seller or a Correspondent Seller. The origination and collection practices used by Seller or Correspondent Seller as originator, each servicer of the Mortgage Loan and Seller with respect to the Mortgage Loan have been in all respects in compliance with Accepted Servicing Practices, applicable laws and regulations, and have been in all respects legal and proper. With respect to escrow deposits and Escrow Payments, all such payments are in the possession of, or under the control of, Seller and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made. All Escrow Payments have been collected in full compliance with state and federal law. An escrow of funds is not prohibited by applicable law and has been established in an amount sufficient to pay for every item that remains unpaid and has been assessed but is not yet due and payable. No escrow deposits or Escrow Payments or other charges or payments due Seller or a Correspondent Seller have been capitalized under the Mortgage or the Mortgage Note. All Mortgage Interest Rate adjustments have been made in strict compliance with state and federal law and the terms of the related Mortgage Note. Any interest required to be paid pursuant to state, federal and local law has been properly paid and credited.”

SECTION 5. Financial Officer’s Certificate. Exhibit D of the Existing Repurchase Agreement is hereby amended:

5.1            by deleting the paragraph with the heading “Originations” in its entirety and replacing it with the following:

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

2

“Originations. Attached hereto as Schedule 4 is a true and correct summary of all Purchased Mortgage Loans originated by Seller or acquired by Seller from Correspondent Sellers during the calendar quarter ending on [DATE].”; and

5.2            by adding a paragraph with the heading “Correspondent Sellers” that reads as follows:

“Correspondent Sellers. Attached hereto as Schedule 6 is a list of all Correspondent Sellers from which Seller acquires Mortgage Loans in the ordinary course of business.”

SECTION 6. Conditions Precedent. This Amendment shall become effective as of the date hereof (the “Amendment Effective Date”), subject to the satisfaction of the following conditions precedent:

6.1            Delivered Documents. On the Amendment Effective Date, the Buyer shall have received the following documents, each of which shall be satisfactory to the Buyer in form and substance:

(a)             this Amendment, executed and delivered by duly authorized officers of the Buyer, the Seller and the Guarantor; and

(b)             such other documents as the Buyer or counsel to the Buyer may reasonably request.

6.2            Payment of Attorneys’ Fees. On the Amendment Effective Date, the Seller shall have paid $1,500 in attorneys’ fees to Buyer’s counsel either by payment or by authorized debit in connection with this Amendment.

SECTION 7. Representations and Warranties. Seller hereby represents and warrants to the Buyer that it is in compliance with all the terms and provisions set forth in the Existing Repurchase Agreement on its part to be observed or performed, and that no Event of Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 13 of the Existing Repurchase Agreement.

SECTION 8. Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms and the execution of this Amendment by the Buyer.

SECTION 9. Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

SECTION 10. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAW PROVISIONS THEREOF.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

3

SECTION 11. Reaffirmation of Guaranty. The Guarantor hereby ratifies and affirms all of the terms, covenants, conditions and obligations of the Guaranty and acknowledges and agrees that the term “Obligations” as used in the Guaranty shall apply to all of the Obligations of Seller to Buyer under the Repurchase Agreement, as amended hereby.

[Remainder of page intentionally left blank]

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

4

IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

Buyer:	CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC

	By:	/s/ A. Adam Loskove
		Name:	A. Adam Loskove
		Title:	Vice President

Seller:	PENNYMAC LOAN SERVICES, LLC

	By:	/s/ David M. Walker
		Name:	David M. Walker
		Title:	Vice President, Credit

Guarantor:	PRIVATE NATIONAL MORTGAGE ACCEPTANCE COMPANY, LLC

	By:	/s/ David M. Walker
		Name:	David M. Walker
		Title:	Chief Credit Officer

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

AMENDMENT NO. 3
TO MASTER REPURCHASE AGREEMENT

Amendment No. 3, dated as of July 14, 2010 (this “Amendment”), among CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC (the “Buyer”), PENNYMAC LOAN SERVICES, LLC (the “Seller”) and PRIVATE NATIONAL MORTGAGE ACCEPTANCE COMPANY, LLC (the “Guarantor”).

RECITALS

The Buyer, the Seller and the Guarantor are parties to that certain Master Repurchase Agreement, dated as of August 14, 2009 (as amended by Amendment No. 1 to the Master Repurchase Agreement, dated as of November 20, 2009 and Amendment No. 2 to the Master Repurchase Agreement, dated as of May 6, 2010, collectively, the “Existing Repurchase Agreement”; and as further amended by this Amendment, the “Repurchase Agreement”).  The Guarantor is party to that certain Guaranty (the “Guaranty”), dated as of August 14, 2009, as the same may be further amended from time to time, by the Guarantor in favor of Buyer.  Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Repurchase Agreement and Guaranty, as applicable.

The Buyer, the Seller and the Guarantor have agreed, subject to the terms and conditions of this Amendment, that the Existing Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Repurchase Agreement.  As a condition precedent to amending the Existing Repurchase Agreement, the Buyer has required the Guarantor to ratify and affirm the Guaranty on the date hereof.

Accordingly, the Buyer, the Seller and the Guarantor hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Repurchase Agreement is hereby amended as follows:

SECTION 1.                            Definitions.  Section 2 of the Existing Repurchase Agreement is hereby amended as follows:

1.1                               By adding the following defined terms in the proper alphabetical order:

“Aged 30 Day Loans” means a Mortgage Loan which has been subject to one or more Transactions hereunder for a period of greater than 30 days but not greater than 60 days;”

“Aged 60 Day Loans” means a Mortgage Loan which has been subject to one or more Transactions hereunder for a period of greater than 60 days but not greater than 90 days;”

1.2                               By deleting the term “Aged Loan” and replacing it with the following:

“Aged Loan” means an Aged 30 Day Loan or an Aged 60 Day Loan.

1.3                               By deleting clauses (vi) and (viii) of the definition of “Market Value” and replacing them with the following:

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

“(vi)                        such Purchased Mortgage Loan has been subject to one or more Transactions hereunder for greater than 90 days;”

“(viii)                  when the Purchase Price for such Purchased Mortgage Loan is added to other Purchased Mortgage Loans, the aggregate Purchase Price of all (a) Aged 30 Day Loans that are Purchased Mortgage Loans exceeds [***]% or (b) Aged 60 Day Loans that are Purchased Mortgage Loans exceeds [***]%;”

1.4                               Deleting clause (c) of the definition of “Pricing Rate” and replacing it with the following:

“(c)  (i) [***]% with respect to Transactions the subject of which are Aged 30 Day Loans and (ii) [***]% with respect to Transactions the subject of which are Aged 60 Day Loans; and”

1.5                               Deleting clause (a) of the definition of “Purchase Price Percentage” and replacing it with the following:

“(a)  (i) [***]% with respect to Purchased Mortgage Loans that are Aged 30 Day Loans and (ii) [***]% with respect to Purchased Mortgage Loans that are Aged 60 Day Loans;”

SECTION 2.                            Conditions Precedent.  This Amendment shall become effective as of the date hereof (the “Amendment Effective Date”), subject to the satisfaction of the following conditions precedent:

2.1                               Delivered Documents.  On the Amendment Effective Date, the Buyer shall have received the following documents, each of which shall be satisfactory to the Buyer in form and substance:

(a)                                 this Amendment, executed and delivered by duly authorized officers of the Buyer, the Seller and the Guarantor; and

(b)                                 such other documents as the Buyer or counsel to the Buyer may reasonably request.

SECTION 3.                            Representations and Warranties.  Seller hereby represents and warrants to the Buyer that it is in compliance with all the terms and provisions set forth in the Existing Repurchase Agreement on its part to be observed or performed, and that no Event of Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 13 of the Existing Repurchase Agreement.

SECTION 4.                            Limited Effect.  Except as expressly amended and modified by this Amendment, the Existing Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms and the execution of this Amendment by the Buyer.

SECTION 5.                            Counterparts.  This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

2

SECTION 6.                            GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAW PROVISIONS THEREOF.

SECTION 7.                            Reaffirmation of Guaranty.  The Guarantor hereby ratifies and affirms all of the terms, covenants, conditions and obligations of the Guaranty and acknowledges and agrees that the term “Obligations” as used in the Guaranty shall apply to all of the Obligations of Seller to Buyer under the Repurchase Agreement, as amended hereby.

[Remainder of page intentionally left blank]

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

3

IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

Buyer:	CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC

	By:	/s/ Adam Loskove
		Name:	A. Adam Loskove
		Title:	Vice President

Seller:	PENNYMAC LOAN SERVICES, LLC

	By:	/s/ David M. Walker
		Name:	David M. Walker
		Title:	Chief Credit Officer

Guarantor:	PRIVATE NATIONAL MORTGAGE ACCEPTANCE COMPANY, LLC

	By:	/s/ David M. Walker
		Name:	David M. Walker
		Title:	Chief Credit Officer

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

AMENDMENT NO. 4
TO MASTER REPURCHASE AGREEMENT

Amendment No. 4, dated as of August 10, 2010 (this “Amendment”), among CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC (the “Buyer”), PENNYMAC LOAN SERVICES, LLC (the “Seller”) and PRIVATE NATIONAL MORTGAGE ACCEPTANCE COMPANY, LLC (the “Guarantor”).

RECITALS

The Buyer, the Seller and the Guarantor are parties to that certain Master Repurchase Agreement, dated as of August 14, 2009 (as amended by Amendment No. 1 to the Master Repurchase Agreement, dated as of November 20, 2009, Amendment No. 2 to the Master Repurchase Agreement, dated as of May 6, 2010 and Amendment No. 3 to the Master Repurchase Agreement, dated as of July 14, 2010, collectively, the “Existing Repurchase Agreement”; and as further amended by this Amendment, the “Repurchase Agreement”).  The Guarantor is party to that certain Guaranty (the “Guaranty”), dated as of August 14, 2009, as the same may be further amended from time to time, by the Guarantor in favor of Buyer.  Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Repurchase Agreement and Guaranty, as applicable.

The Buyer, the Seller and the Guarantor have agreed, subject to the terms and conditions of this Amendment, that the Existing Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Repurchase Agreement.  As a condition precedent to amending the Existing Repurchase Agreement, the Buyer has required the Guarantor to ratify and affirm the Guaranty on the date hereof.

Accordingly, the Buyer, the Seller and the Guarantor hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Repurchase Agreement is hereby amended as follows:

SECTION 1.                            Definitions.  Section 2 of the Existing Repurchase Agreement is hereby amended by adding, in the proper alphabetical order, the terms “Capital Contributions,”  “Fannie Mae DU Refi Plus Mortgage Loan,” and “Fannie Mae Refi Plus Mortgage Loan,” “High LTV Loan” and “Jumbo Mortgage Loan” as set forth below and by deleting the terms “Mortgage Loan” and “Termination Date” in their entirety and replacing them as set forth below:

“Capital Contributions” means equity contributed by Guarantor to Seller, the proceeds of which Guarantor acquired from its committed investors.

“Fannie Mae DU Refi Plus Mortgage Loans” means a Conforming Mortgage Loan originated in accordance with Fannie Mae’s DU Refi Plus™ program.

“Fannie Mae Refi Plus Mortgage Loans” means a Conforming Mortgage Loan originated in accordance with Fannie Mae’s Refi Plus™ program.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

“High LTV Loan” means a Mortgage Loan having a Loan to Value Ratio in excess of (a) (i) with respect to a Fannie Mae Refi Plus Mortgage Loan, 115% and (ii) with respect to a Fannie Mae DU Refi Plus Mortgage Loan, 105% and (b) with respect to any other Mortgage Loan, 95%.

“Jumbo Mortgage Loans” means a Mortgage Loan that would otherwise be a Conforming Mortgage Loan but for the fact that the loan amount exceeds the maximum loan balance limits set by Fannie Mae and Freddie Mac, as then in effect.

“Mortgage Loan” means any Conforming Mortgage Loan or Jumbo Mortgage Loan which is a fixed or floating-rate, one-to-four-family residential mortgage loan evidenced by a promissory note and secured by a mortgage, which satisfies the requirements set forth in the Underwriting Guidelines and Section 13(b) hereof; provided, however, that, except as expressly approved in writing by Buyer, Mortgage Loans shall not include any High Cost Mortgage Loans or any High LTV Loans and; provided, further, that the related Purchase Date is no more than thirty (30) days following the origination date.”

“Termination Date” means the earlier of (a) August 10, 2011, and (b) the date of the occurrence of an Event of Default.”

SECTION 2.                            Amended Definitions.  Section 2 of the Existing Repurchase Agreement is hereby amended by revising the definition of:

2.1                               “Market Value” to delete the word “or” at the conclusion of clause (viii) and remove the “.” at the conclusion of clause (ix) and replace it with the following:

“;                                      (x)                                 when the Purchase Price for such Purchased Mortgage Loan is added to other Purchased Mortgage Loans, the aggregate Purchase Price of all Jumbo Mortgage Loans that are Purchased Mortgage Loans exceeds [***]%;

(xi)                              when the Purchase Price for such Purchased Mortgage Loan is added to other Purchased Mortgage Loans, the aggregate Purchase Price of all Fannie Mae Refi Plus Mortgage Loans that are Purchased Mortgage Loans exceeds [***]%; or

(xii)                           when the Purchase Price for such Purchased Mortgage Loan is added to other Purchased Mortgage Loans, the aggregate Purchase Price of all Fannie Mae DU Refi Plus Mortgage Loans that are Purchased Mortgage Loans exceeds [***]%.”

2.2                               “Pricing Rate” to delete the word “and” at the conclusion of clause (c) and remove the “.” at the conclusion of clause (d) and replace it with the following:

“;  (e)                  [***]% with respect to Transactions the subject of which are Jumbo Mortgage Loans;

(f)                                   [***]% with respect to Transactions the subject of which are Fannie Mae Refi Plus Mortgage Loans; and

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

2

(g)                                  [***]% with respect to Transactions the subject of which are Fannie Mae DU Refi Plus Mortgage Loans.”

2.3                               “Purchase Price Percentage” to delete the word “and” at the conclusion of clause (c) and remove the “.” at the conclusion of clause (d) and replace it with the following:

“;  (e)                  [***]% with respect to Purchased Mortgage Loans that are Jumbo Mortgage Loans;

(f)                                   [***]% with respect to Purchased Mortgage Loans that are Fannie Mae Refi Plus Mortgage Loans; and

(g)                                  [***]% with respect to Purchased Mortgage Loans that are Fannie Mae DU Refi Plus Mortgage Loans.”

SECTION 3.                            Covenants.  Section 14 of the Existing Repurchase Agreement is hereby amended by deleting paragraphs (a), (b), (e), (dd)  in their entirety and replacing them with the following:

a.                                      Adjusted Tangible Net Worth. Seller shall maintain an Adjusted Tangible Net Worth of at least the sum of (i) $5,000,000, plus (ii) 50% of Seller’s positive quarterly Net Income for such quarter plus (iii) 50% of any additional Capital Contributions (without taking into account such Capital Contributions to the extent that they are paid to (A) satisfy the requirement set forth in clause (i) above or (B) satisfy Margin Calls hereunder) for the previous quarter. In the event that Adjusted Tangible Net Worth is determined at the end of a quarter, clauses (ii) and (iii) shall be determined as of the end of such quarter.

b.                                      Indebtedness to Adjusted Tangible Net Worth Ratio. Seller’s ratio of Indebtedness to Adjusted Tangible Net Worth shall not exceed 10:1.

e.                                       Maintenance of Profitability.  Seller shall not permit, for any Test Period, Net Income for such Test Period, before income taxes for such Test Period and distributions made during such Test Period, to be less than $1.00.

dd.                               Maintenance of Liquidity.  Seller shall ensure that, at all times, it has unrestricted cash and Cash Equivalents in an amount not less than the related Liquidity Amount.

SECTION 4.                            Commitment Fee.  Section 34 of the Existing Repurchase Agreement is hereby amended by deleting the first paragraph thereof in its entirety and replacing it with the following:

“No later than the Amendment Effective Date, Seller shall pay in immediately available funds to Buyer a non-refundable Commitment Fee in the amount set forth in the fee schedule attached hereto as Annex I. Such payment shall be made in Dollars, in immediately

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

3

available funds, without deduction, set-off or counterclaim, to Buyer at such account designated by Buyer.”

SECTION 5.                            Schedule 1.  Schedule 1 of the Existing Repurchase Agreement is hereby amended by deleting clause (vv) it in its entirety and replacing it the following:

“(vv)                    Second Lien; Jumbo Loans. None of the Mortgage Loans is a second lien Mortgage Loan or, except with respect to a Jumbo Mortgage Loan, an “A” quality first lien Mortgage Loan that is not eligible for sale to an Agency.”

SECTION 6.                            Annex.  Annex I of the Existing Repurchase Agreement is hereby amended by deleting it in its entirety and replacing it with Exhibit A attached hereto.

SECTION 7.                            Conditions Precedent.  This Amendment shall become effective as of August 10, 2010 (the “Amendment Effective Date”), subject to the satisfaction of the following conditions precedent:

7.1                               Delivered Documents.  On the Amendment Effective Date, the Buyer shall have received the following documents, each of which shall be satisfactory to the Buyer in form and substance:

(a)                                 this Amendment, executed and delivered by duly authorized officers of the Buyer, the Seller and the Guarantor; and

(b)                                 such other documents as the Buyer or counsel to the Buyer may reasonably request.

SECTION 8.                            Representations and Warranties.  Seller hereby represents and warrants to the Buyer that it is in compliance with all the terms and provisions set forth in the Existing Repurchase Agreement on its part to be observed or performed, and that no Event of Default has occurred and is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 13 of the Existing Repurchase Agreement.

SECTION 9.                            Limited Effect.  Except as expressly amended and modified by this Amendment, the Existing Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms and the execution of this Amendment by the Buyer.

SECTION 10.                     Counterparts.  This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

SECTION 11.                     GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAW PROVISIONS THEREOF.

SECTION 12.                     Reaffirmation of Guaranty.  The Guarantor hereby ratifies and affirms all of the terms, covenants, conditions and obligations of the Guaranty and acknowledges

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

4

and agrees that the term “Obligations” as used in the Guaranty shall apply to all of the Obligations of Seller to Buyer under the Repurchase Agreement, as amended hereby.

[Remainder of page intentionally left blank]

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

5

IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

Buyer:	CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC

	By:	/s/ Adam Loskove
		Name:	A. Adam Loskove
		Title:	Vice President

Seller:	PENNYMAC LOAN SERVICES, LLC

	By:	/s/ David M. Walker
		Name:	David M. Walker
		Title:	Chief Credit Officer

Guarantor:	PRIVATE NATIONAL MORTGAGE ACCEPTANCE COMPANY, LLC

	By:	/s/ David M. Walker
		Name:	David M. Walker
		Title:	Chief Credit Officer

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

AMENDMENT NO. 5
TO MASTER REPURCHASE AGREEMENT

Amendment No. 5, dated as of August 10, 2011 (this “Amendment”), among CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC (the “Buyer”), PENNYMAC LOAN SERVICES, LLC (the “Seller”) and PRIVATE NATIONAL MORTGAGE ACCEPTANCE COMPANY, LLC (the “Guarantor”).

RECITALS

The Buyer, the Seller and the Guarantor are parties to that certain Master Repurchase Agreement, dated as of August 14, 2009 (as amended by Amendment No. 1 to the Master Repurchase Agreement, dated as of November 20, 2009, Amendment No. 2 to the Master Repurchase Agreement, dated as of May 6, 2010, Amendment No. 3 to the Master Repurchase Agreement, dated as of July 14, 2010 and Amendment No. 4 to the Master Repurchase Agreement, dated as of August 10, 2010, collectively, the “Existing Repurchase Agreement”; and as further amended by this Amendment, the “Repurchase Agreement”).  The Guarantor is party to that certain Guaranty (the “Guaranty”), dated as of August 14, 2009, as the same may be further amended from time to time, by the Guarantor in favor of Buyer.  Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Repurchase Agreement and Guaranty, as applicable.

The Buyer, the Seller and the Guarantor have agreed, subject to the terms and conditions of this Amendment, that the Existing Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Repurchase Agreement.  As a condition precedent to amending the Existing Repurchase Agreement, the Buyer has required the Guarantor to ratify and affirm the Guaranty on the date hereof.

Accordingly, the Buyer, the Seller and the Guarantor hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Repurchase Agreement is hereby amended as follows:

SECTION 1.                            Definitions.  Section 2 of the Existing Repurchase Agreement is hereby amended by:

1.1                               adding, in the proper alphabetical order, the terms “Conforming High CLTV Loan,” “Pooled Mortgage Loan” and “Trade Assignment” as set forth below:

“Conforming High CLTV Loan” means a Conforming Mortgage Loan (i) originated using Desktop Underwriter for underwriting pursuant to the Fannie Mae DU Refi Plus™ program with a combined LTV of 95% or higher but not to exceed 105%; (ii) originated for underwriting pursuant to the Fannie Mae Refi Plus™ program with a combined LTV of 95% or higher but not to exceed 115%; or (iii) originated for underwriting pursuant to the Freddie Mac’s Relief Refinance MortgageSM program with a combined LTV of 95% or higher but not to exceed 115%.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

“Pooled Mortgage Loan” means any Purchased Mortgage Loan that is subject to a Transaction hereunder and is part of a pool of Purchased Mortgage Loans certified by Custodian to an Agency to be either (a) purchased by such Agency or (b) swapped for an Agency Security backed by such pool, in each case, in accordance with the terms of the guidelines issued by the applicable Agency.

“Trade Assignment” means an assignment to Buyer of a forward trade between a Takeout Investor and Seller with respect to one or more Purchased Mortgage Loans that are Pooled Mortgage Loans substantially in the form of Exhibit L hereto.

1.2                               deleting the definitions of “Fannie Mae DU Refi Plus Mortgage Loans,” “Fannie Mae Refi Plus Mortgage Loans” and “High LTV Loan.”

1.3                               deleting the definitions of “Aged Loans,” “Market Value,” “Mortgage Loan,” “Pricing Rate,” “Purchase Price Percentage” and “Termination Date” in their entirety and replacing them with the following:

“Aged Loans” means, other than with respect to Pooled Mortgage Loans, an Aged 30 Day Loan or an Aged 60 Day Loan.

“Market Value” means, with respect to any Purchased Mortgage Loan as of any date of determination, the whole-loan servicing released fair market value of such Purchased Mortgage Loan on such date as determined by Buyer (or an Affiliate thereof) in its sole discretion.  Without limiting the generality of the foregoing, Seller acknowledges that (a) in the event that a Purchased Mortgage Loan is not subject to a Take-out Commitment, Buyer may deem the Market Value for such Mortgage Loan to be no greater than par and (b) the Market Value of a Purchased Mortgage Loan may be reduced to zero by Buyer if:

(i)                                     a breach of a representation, warranty or covenant made by Seller in this Agreement with respect to such Purchased Mortgage Loan has occurred and is continuing;

(ii)                                  such Purchased Mortgage Loan is a Non-Performing Mortgage Loan;

(iii)                               such Purchased Mortgage Loan is not a Conforming Mortgage Loan, Jumbo Mortgage Loan, Conforming High CLTV Loan or a Pooled Mortgage Loan;

(iv)                              such Purchased Mortgage Loan has been released from the possession of Custodian under the Custodial Agreement (other than to a Take-out Investor pursuant to a Bailee Letter) for a period in excess of ten (10) calendar days;

(v)                                 such Purchased Mortgage Loan has been released from the possession of Custodian under the Custodial Agreement to a Take-out Investor pursuant to a Bailee Letter for a period in excess of 30 calendar days;

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

2

(vi)                              such Purchased Mortgage Loan has been subject to one or more Transactions hereunder for greater than 90 days;

(vii)                           such Purchased Mortgage Loan is a Wet-Ink Mortgage Loan for which the Mortgage File has not been delivered to Custodian on or prior to the seventh Business Day after the related Purchase Date;

(viii)                        when the Purchase Price for such Purchased Mortgage Loan is added to other Purchased Mortgage Loans, the aggregate Purchase Price of all (a) Aged 30 Day Loans that are Purchased Mortgage Loans exceeds [***]% or (b) Aged 60 Day Loans that are Purchased Mortgage Loans exceeds [***]%;

(ix)                              when the Purchase Price for such Purchased Mortgage Loan is added to other Purchased Mortgage Loans, the aggregate Purchase Price of all Wet-Ink Mortgage Loans that are Purchased Mortgage Loans exceeds [***]% of the Maximum Committed Purchase Price;

(x)                                 when the Purchase Price for such Purchased Mortgage Loan is added to other Purchased Mortgage Loans, the aggregate Purchase Price of all Jumbo Mortgage Loans that are Purchased Mortgage Loans exceeds [***]%;

(xi)                              when the Purchase Price for such Purchased Mortgage Loan is added to other Purchased Mortgage Loans, the aggregate Purchase Price of all Conforming High CLTV Loans that are Purchased Mortgage Loans exceeds [***]%; or

(xii)                           such Purchased Mortgage Loan have been designated as Pooled Mortgage Loans and subject to one or more Transactions hereunder for greater than five (5) Business Days.

“Mortgage Loan” means any Conforming Mortgage Loan, Jumbo Mortgage Loan, Conforming High CLTV Loan or Pooled Mortgage Loan which is a fixed or floating-rate, one-to-four-family residential mortgage loan evidenced by a promissory note and secured by a mortgage, which satisfies the requirements set forth in the Underwriting Guidelines and Section 13(b) hereof; provided, however, that, except with respect to Conforming High CLTV Loans and as expressly approved in writing by Buyer, Mortgage Loans shall not include any High Cost Mortgage Loans and; provided, further, that the related Purchase Date is no more than thirty (30) days following the origination date.

“Pricing Rate” means CSCOF plus:

(a)         [***]% with respect to Transactions the subject of which are Conforming Mortgage Loans (other than Wet-Ink Mortgage Loans or Aged Loans);

(b)         [***]% with respect to Transactions the subject of which are Wet-Ink Mortgage Loans;

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

3

(c)          (i) [***]% with respect to Transactions the subject of which are Aged 30 Day Loans and (ii) [***]% with respect to Transactions the subject of which are Aged 60 Day Loans;

(d)         the rate determined in the sole discretion of Buyer with respect to Transactions the subject of which are Exception Mortgage Loans and any other Transactions so identified by Buyer in agreeing to enter into a Transaction with respect to such Exception Mortgage Loan;

(e)                                  [***]% with respect to Transactions the subject of which are Jumbo Mortgage Loans;

(f)                                   [***]% with respect to Transactions the subject of which are Conforming High CLTV Loans; and

(g)                                  [***]% with respect to Transactions the subject of which are Pooled Mortgage Loans;

The Pricing Rate shall change in accordance with CSCOF, as provided in Section 5(a).

Where a Purchased Mortgage Loan may qualify for two or more Pricing Rates hereunder, unless otherwise expressly agreed to by Buyer in writing, such Purchased Mortgage Loan shall be assigned the higher Pricing Rate, as applicable.

“Purchase Price Percentage” means, with respect to each Mortgage Loan, the following percentage, as applicable:

(a)                                 (i) [***]% with respect to Purchased Mortgage Loans that are Aged 30 Day Loans and (ii) [***]% with respect to Purchased Mortgage Loans that are Aged 60 Day Loans;

(b)                                 [***]% with respect to Purchased Mortgage Loans that are Wet-Ink Mortgage Loans;

(c)                                  [***]% with respect to Transactions the subject of which are Conforming Mortgage Loans;

(d)                                 with respect to Transactions the subject of which are Exception Mortgage Loans, a percentage to be determined by Buyer in its sole discretion, provided that in the absence of an Exception Notice, the applicable Purchase Price Percentage for such Purchased Mortgage Loan shall be reduced by [***]% every ten (10) Business Day period, such reduction to occur at the outset of each such ten (10) Business Day period, commencing on the date that such Mortgage Loan becomes an Exception Mortgage Loan;

(e)                                  [***]% with respect to Purchased Mortgage Loans that are Jumbo Mortgage Loans;

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

4

(f)                                   [***]% with respect to Purchased Mortgage Loans that are Conforming High CLTV Loans; and

(g)                                  [***]% with respect to Transactions the subject of which are Pooled Mortgage Loans.

Where a Purchased Mortgage Loan may qualify for two or more Purchase Price Percentages hereunder, unless otherwise expressly agreed to by Buyer in writing, such Purchased Mortgage Loan shall be assigned the lower Purchase Price Percentage, as applicable.

“Termination Date” means the earlier of (a) August 10, 2012, and (b) the date of the occurrence of an Event of Default.

SECTION 2.                            Pooled Mortgage Loans; Conditions Precedent.  Section 10(b) of the Existing Master Repurchase Agreement is hereby amended by adding subsection (11) thereto with the following:

“(11) Pooled Mortgage Loans.  Solely with respect to Transactions the subject of which are Pooled Mortgage Loans, Buyer shall have received the related Trade Assignment on or prior to the Purchase Date with respect thereto.

SECTION 3.                            Commitment Fee.  Section 34 of the Existing Repurchase Agreement is hereby amended by deleting the first paragraph thereof in its entirety and replacing it with the following:

“No later than August 10, 2011, Seller shall pay in immediately available funds to Buyer a non-refundable Commitment Fee in the amount equal to $[***]. Such payment shall be made in Dollars, in immediately available funds, without deduction, set-off or counterclaim, to Buyer at such account designated by Buyer.”

SECTION 4.                            Exhibits.

4.1                               The Existing Master Repurchase Agreement is hereby amended by adding Exhibit L thereto with Exhibit A hereto.

4.2                               Exhibit D of the Existing Repurchase Agreement is hereby amended by deleting it in its entirety and replacing it with the attached Exhibit B.

SECTION 5.                            Conditions Precedent.  This Amendment shall become effective as of August 10, 2011 (the “Amendment Effective Date”), subject to the satisfaction of the following conditions precedent:

5.1                               Delivered Documents.  On the Amendment Effective Date, the Buyer shall have received the following documents, each of which shall be satisfactory to the Buyer in form and substance:

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

5

(a)                                 this Amendment, executed and delivered by duly authorized officers of the Buyer, the Seller and the Guarantor; and

(b)                                 such other documents as the Buyer or counsel to the Buyer may reasonably request.

SECTION 6.                            Representations and Warranties.  Seller hereby represents and warrants to the Buyer that it is in compliance with all the terms and provisions set forth in the Existing Repurchase Agreement on its part to be observed or performed, and that no Event of Default has occurred and is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 13 of the Existing Repurchase Agreement.

SECTION 7.                            Limited Effect.  Except as expressly amended and modified by this Amendment, the Existing Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms and the execution of this Amendment by the Buyer.

SECTION 8.                            Counterparts.  This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

SECTION 9.                            GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAW PROVISIONS THEREOF.

SECTION 10.                     Reaffirmation of Guaranty.  The Guarantor hereby ratifies and affirms all of the terms, covenants, conditions and obligations of the Guaranty and acknowledges and agrees that the term “Obligations” as used in the Guaranty shall apply to all of the Obligations of Seller to Buyer under the Repurchase Agreement, as amended hereby.

[Remainder of page intentionally left blank]

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

6

IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

Buyer:	CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC

	By:	/s/ Adam Loskove
		Name:	A. Adam Loskove
		Title:	Vice President

Seller:	PENNYMAC LOAN SERVICES, LLC

	By:	/s/ David M. Walker
		Name:	David M. Walker
		Title:	Chief Credit Officer

Guarantor:	PRIVATE NATIONAL MORTGAGE ACCEPTANCE COMPANY, LLC

	By:	/s/ David M. Walker
		Name:	David M. Walker
		Title:	Chief Credit Officer

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

AMENDMENT NO. 6
TO MASTER REPURCHASE AGREEMENT

Amendment No. 6, dated as of November 1, 2011 (this “Amendment”), among CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC (the “Buyer”), PENNYMAC LOAN SERVICES, LLC (the “Seller”) and PRIVATE NATIONAL MORTGAGE ACCEPTANCE COMPANY, LLC (the “Guarantor”).

RECITALS

The Buyer, the Seller and the Guarantor are parties to that certain Master Repurchase Agreement, dated as of August 14, 2009 (as amended, the “Existing Repurchase Agreement”; and as further amended by this Amendment, the “Repurchase Agreement”).  The Guarantor is party to that certain Guaranty (the “Guaranty”), dated as of August 14, 2009, as the same may be further amended from time to time, by the Guarantor in favor of Buyer.  Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Repurchase Agreement and Guaranty, as applicable.

The Buyer, the Seller and the Guarantor have agreed, subject to the terms and conditions of this Amendment, that the Existing Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Repurchase Agreement.  As a condition precedent to amending the Existing Repurchase Agreement, the Buyer has required the Guarantor to ratify and affirm the Guaranty on the date hereof.

Accordingly, the Buyer, the Seller and the Guarantor hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Repurchase Agreement is hereby amended as follows:

SECTION 1.                            Definitions.  Section 2 of the Existing Repurchase Agreement is hereby amended by:

1.1                               adding the following definition for “Supplemental Commitment Fee” in its proper alphabetical order:

“Supplemental Commitment Fee” means $[***].

1.2                               deleting the definition of “Maximum Committed Purchase Price” in its entirety and replacing it with the following:

“Maximum Committed Purchase Price” means FIFTY MILLION DOLLARS ($50,000,000).  All funds made available by Buyer to Seller under this Agreement will first be attributed to the Maximum Committed Purchase Price.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

SECTION 2.                            Rebate.  The Existing Repurchase Agreement is hereby amended by adding Section 40 thereto as follows:

40.  Rebate

Provided that no Default or Event of Default shall have occurred and is continuing, in any calendar month during the term of this Agreement where the average aggregate Purchase Price of all Purchased Mortgage Loans subject to Transactions on any date during such calendar month (such amount, the “Monthly Average Volume”) exceeds [****] [***]% of the Maximum Committed Purchase Price (the “Rebate Threshold”), the Buyer shall, on the Price Differential Payment Date in the following month, reduce the Price Differential then due by Seller to Buyer by an annualized amount equal to the product of (i) [***]% and (ii) the positive excess of the Monthly Average Volume over the Rebate Threshold.

SECTION 3.                            Conditions Precedent.  This Amendment shall become effective as of the date hereof (the “Amendment Effective Date”), subject to the satisfaction of the following conditions precedent:

3.1                               Delivered Documents.  On the Amendment Effective Date, the Buyer shall have received the following documents, each of which shall be satisfactory to the Buyer in form and substance:

(a)                                 the payment from Seller, in immediately available funds to Buyer, of the Supplemental Commitment Fee, which shall be fully due and earned when paid and nonrefundable;

(b)                                 this Amendment, executed and delivered by duly authorized officers of the Buyer, the Seller and the Guarantor; and

(c)                                  such other documents as the Buyer or counsel to the Buyer may reasonably request.

SECTION 4.                            Representations and Warranties.  Seller hereby represents and warrants to the Buyer that it is in compliance with all the terms and provisions set forth in the Existing Repurchase Agreement on its part to be observed or performed, and that no Event of Default has occurred and is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 13 of the Existing Repurchase Agreement.

SECTION 5.                            Limited Effect.  Except as expressly amended and modified by this Amendment, the Existing Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms and the execution of this Amendment by the Buyer.

SECTION 6.                            Counterparts.  This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

2

SECTION 7.                            GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAW PROVISIONS THEREOF.

SECTION 8.                            Reaffirmation of Guaranty.  The Guarantor hereby ratifies and affirms all of the terms, covenants, conditions and obligations of the Guaranty and acknowledges and agrees that the term “Obligations” as used in the Guaranty shall apply to all of the Obligations of Seller to Buyer under the Repurchase Agreement, as amended hereby.

[Remainder of page intentionally left blank]

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

3

IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

Buyer:	CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC

	By:	/s/ Adam Loskove
		Name:	A. Adam Loskove
		Title:	Vice President

Seller:	PENNYMAC LOAN SERVICES, LLC

	By:	/s/ David M. Walker
		Name:	David M. Walker
		Title:	Vice President, Credit

Guarantor:	PRIVATE NATIONAL MORTGAGE ACCEPTANCE COMPANY, LLC

	By:	/s/ David M. Walker
		Name:	David M. Walker
		Title:	Chief Operating Officer, Chief Credit Officer

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

AMENDMENT NO. 7
TO MASTER REPURCHASE AGREEMENT

Amendment No. 7, dated as of November 30, 2011 (this “Amendment”), among CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC (the “Buyer”), PENNYMAC LOAN SERVICES, LLC (the “Seller”) and PRIVATE NATIONAL MORTGAGE ACCEPTANCE COMPANY, LLC (the “Guarantor”).

RECITALS

The Buyer, the Seller and the Guarantor are parties to that certain Master Repurchase Agreement, dated as of August 14, 2009 (as amended, the “Existing Repurchase Agreement”; and as further amended by this Amendment, the “Repurchase Agreement”).  The Guarantor is party to that certain Guaranty (the “Guaranty”), dated as of August 14, 2009, as the same may be further amended from time to time, by the Guarantor in favor of Buyer.  Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Repurchase Agreement and Guaranty, as applicable.

The Buyer, the Seller and the Guarantor have agreed, subject to the terms and conditions of this Amendment, that the Existing Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Repurchase Agreement.  As a condition precedent to amending the Existing Repurchase Agreement, the Buyer has required the Guarantor to ratify and affirm the Guaranty on the date hereof.

Accordingly, the Buyer, the Seller and the Guarantor hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Repurchase Agreement is hereby amended as follows:

SECTION 1.         Definitions.  Section 2 of the Existing Repurchase Agreement is hereby amended by:

1.1          deleting the definition of “Maximum Committed Purchase Price” in its entirety and replacing it with the following:

“Maximum Committed Purchase Price” means ONE HUNDRED MILLION DOLLARS ($100,000,000).  All funds made available by Buyer to Seller under this Agreement will first be attributed to the Maximum Committed Purchase Price.

SECTION 2.         Conditions Precedent.  This Amendment shall become effective as of the date hereof and shall terminate on December 16, 2011 (the “Amendment Effective Date”), subject to the satisfaction of the following conditions precedent:

2.1          Delivered Documents.  On the Amendment Effective Date, the Buyer shall have received the following documents, each of which shall be satisfactory to the Buyer in form and substance:

(a)           [reserved];

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

(b)           this Amendment, executed and delivered by duly authorized officers of the Buyer, the Seller and the Guarantor; and

(c)           such other documents as the Buyer or counsel to the Buyer may reasonably request.

SECTION 3.         Representations and Warranties.  Seller hereby represents and warrants to the Buyer that it is in compliance with all the terms and provisions set forth in the Existing Repurchase Agreement on its part to be observed or performed, and that no Event of Default has occurred and is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 13 of the Existing Repurchase Agreement.

SECTION 4.         Limited Effect.  Except as expressly amended and modified by this Amendment, the Existing Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms and the execution of this Amendment by the Buyer.

SECTION 5.         Counterparts.  This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

SECTION 6.         GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAW PROVISIONS THEREOF.

SECTION 7.         Reaffirmation of Guaranty.  The Guarantor hereby ratifies and affirms all of the terms, covenants, conditions and obligations of the Guaranty and acknowledges and agrees that the term “Obligations” as used in the Guaranty shall apply to all of the Obligations of Seller to Buyer under the Repurchase Agreement, as amended hereby.

[Remainder of page intentionally left blank]

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

2

IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

Buyer:	CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC

	By:	/s/ Adam Loskove
		Name:	A. Adam Loskove
		Title:	Vice President

Seller:	PENNYMAC LOAN SERVICES, LLC

	By:	/s/ Anne D. McCallion
		Name:	Anne D. McCallion
		Title:	Vice President, Finance

Guarantor:	PRIVATE NATIONAL MORTGAGE ACCEPTANCE COMPANY, LLC

	By:	/s/ Anne D. McCallion
		Name:	Anne D. McCallion
		Title:	Chief Financial Officer

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

AMENDMENT NO. 8
TO MASTER REPURCHASE AGREEMENT

Amendment No. 8, dated as of February 2, 2012 (this “Amendment”), among CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC (the “Buyer”), PENNYMAC LOAN SERVICES, LLC (the “Seller”) and PRIVATE NATIONAL MORTGAGE ACCEPTANCE COMPANY, LLC (the “Guarantor”).

RECITALS

The Buyer, the Seller and the Guarantor are parties to that certain Master Repurchase Agreement, dated as of August 14, 2009 (as amended, the “Existing Repurchase Agreement”; and as further amended by this Amendment, the “Repurchase Agreement”).  The Guarantor is party to that certain Guaranty (the “Guaranty”), dated as of August 14, 2009, as the same may be further amended from time to time, by the Guarantor in favor of Buyer.  Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Repurchase Agreement and Guaranty, as applicable.

The Buyer, the Seller and the Guarantor have agreed, subject to the terms and conditions of this Amendment, that the Existing Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Repurchase Agreement.  As a condition precedent to amending the Existing Repurchase Agreement, the Buyer has required the Guarantor to ratify and affirm the Guaranty on the date hereof.

Accordingly, the Buyer, the Seller and the Guarantor hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Repurchase Agreement is hereby amended as follows:

SECTION 1.         Definitions.  Section 2 of the Existing Repurchase Agreement is hereby amended by deleting the definition of “Commitment Fee” and “Maximum Committed Purchase Price” in their entirety and replacing them with the following:

“Commitment Fee” means shall mean an amount equal to the product of (a) [***]% per annum calculated on a 360 day year and (b) the Maximum Committed Purchase Price.

“Maximum Committed Purchase Price” means ONE HUNDRED MILLION DOLLARS ($100,000,000).  All funds made available by Buyer to Seller under this Agreement will first be attributed to the Maximum Committed Purchase Price.

SECTION 2.         Commitment Fee.  Section 34 of the Existing Repurchase Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

No later than the date hereof, Seller shall pay to Buyer a non refundable Commitment Fee. All payments of the Commitment Fee shall be made in Dollars, in immediately available funds, without deduction, set-off or counterclaim, to Buyer at such account designated by Buyer.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

SECTION 3.         Conditions Precedent.  This Amendment shall become effective as of February 1, 2012 (the “Amendment Effective Date”), subject to the satisfaction of the following conditions precedent:

3.1          Delivered Documents.  On the Amendment Effective Date, the Buyer shall have received the following documents, each of which shall be satisfactory to the Buyer in form and substance:

(a)           the payment from Seller, in immediately available funds to Buyer, of the amount of $263,889, which shall be fully due and earned when paid and nonrefundable;

(b)           this Amendment, executed and delivered by duly authorized officers of the Buyer, the Seller and the Guarantor; and

(c)           such other documents as the Buyer or counsel to the Buyer may reasonably request.

SECTION 4.         Representations and Warranties.  Seller hereby represents and warrants to the Buyer that it is in compliance with all the terms and provisions set forth in the Existing Repurchase Agreement on its part to be observed or performed, and that no Event of Default has occurred and is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 13 of the Existing Repurchase Agreement.

SECTION 5.         Limited Effect.  Except as expressly amended and modified by this Amendment, the Existing Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms and the execution of this Amendment by the Buyer.

SECTION 6.         Counterparts.  This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

SECTION 7.         GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAW PROVISIONS THEREOF.

SECTION 8.         Reaffirmation of Guaranty.  The Guarantor hereby ratifies and affirms all of the terms, covenants, conditions and obligations of the Guaranty and acknowledges and agrees that the term “Obligations” as used in the Guaranty shall apply to all of the Obligations of Seller to Buyer under the Repurchase Agreement, as amended hereby.

[Remainder of page intentionally left blank]

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

2

IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

Buyer:	CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC

	By:	/s/ Adam Loskove
		Name:	A. Adam Loskove
		Title:	Vice President

Seller:	PENNYMAC LOAN SERVICES, LLC

	By:	/s/ Anne D. McCallion
		Name:	Anne D. McCallion
		Title:	Vice President, Finance

Guarantor:	PRIVATE NATIONAL MORTGAGE ACCEPTANCE COMPANY, LLC

	By:	/s/ Anne D. McCallion
		Name:	Anne D. McCallion
		Title:	Chief Financial Officer

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

AMENDMENT NO. 9
TO MASTER REPURCHASE AGREEMENT

Amendment No. 9, dated as of March 6, 2012 (this “Amendment”), among CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC (the “Buyer”), PENNYMAC LOAN SERVICES, LLC (the “Seller”) and PRIVATE NATIONAL MORTGAGE ACCEPTANCE COMPANY, LLC (the “Guarantor”).

RECITALS

The Buyer, the Seller and the Guarantor are parties to that certain Master Repurchase Agreement, dated as of August 14, 2009 (as amended, the “Existing Repurchase Agreement”; and as further amended by this Amendment, the “Repurchase Agreement”).  The Guarantor is party to that certain Guaranty (the “Guaranty”), dated as of August 14, 2009, as the same may be further amended from time to time, by the Guarantor in favor of Buyer.  Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Repurchase Agreement and Guaranty, as applicable.

The Buyer, the Seller and the Guarantor have agreed, subject to the terms and conditions of this Amendment, that the Existing Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Repurchase Agreement.  As a condition precedent to amending the Existing Repurchase Agreement, the Buyer has required the Guarantor to ratify and affirm the Guaranty on the date hereof.

Accordingly, the Buyer, the Seller and the Guarantor hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Repurchase Agreement is hereby amended as follows:

SECTION 1.         Definitions.  Section 2 of the Existing Repurchase Agreement is hereby amended by deleting the definitions of “Conforming High CLTV Loan,” “Market Value,” “Pricing Rate” and “Purchase Price Percentage” in their entirety and replacing them with the following:

“Conforming High CLTV Loan” means a Conforming Mortgage Loan originated in accordance with the applicable Agency’s underwriting guidelines, with a combined LTV of 95% or higher but not to exceed (i) for a Purchased Mortgage Loan that refinances an existing Mortgage Loan already being serviced by Servicer, 150% and (ii) for any other Purchased Mortgage Loan that refinances a Mortgage Loan serviced by an unaffiliated servicer, 115%.

“Market Value” means, with respect to any Purchased Mortgage Loan as of any date of determination, the whole-loan servicing released fair market value of such Purchased Mortgage Loan on such date as determined by Buyer (or an Affiliate thereof) in its sole discretion.  Without limiting the generality of the foregoing, Seller acknowledges that (a) in the event that a Purchased Mortgage Loan is not subject to a Take-out Commitment, Buyer may deem the Market Value for such Mortgage Loan to be

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

no greater than par and (b) the Market Value of a Purchased Mortgage Loan may be reduced to zero by Buyer if:

(i)            a breach of a representation, warranty or covenant made by Seller in this Agreement with respect to such Purchased Mortgage Loan has occurred and is continuing;

(ii)           such Purchased Mortgage Loan is a Non-Performing Mortgage Loan;

(iii)          such Purchased Mortgage Loan is not a Conforming Mortgage Loan, Jumbo Mortgage Loan, Conforming High CLTV Loan or a Pooled Mortgage Loan;

(iv)          such Purchased Mortgage Loan has been released from the possession of Custodian under the Custodial Agreement (other than to a Take-out Investor pursuant to a Bailee Letter) for a period in excess of ten (10) calendar days;

(v)           such Purchased Mortgage Loan has been released from the possession of Custodian under the Custodial Agreement to a Take-out Investor pursuant to a Bailee Letter for a period in excess of 30 calendar days;

(vi)          such Purchased Mortgage Loan has been subject to one or more Transactions hereunder for greater than 90 days;

(vii)         such Purchased Mortgage Loan is a Wet-Ink Mortgage Loan for which the Mortgage File has not been delivered to Custodian on or prior to the seventh Business Day after the related Purchase Date;

(viii)        such Purchased Mortgage Loan has been designated as a Pooled Mortgage Loan and subject to one or more Transactions hereunder for greater than five (5) Business Days; and

(ix)          when the Purchase Price for such Purchased Mortgage Loan is added to other Purchased Mortgage Loans, the aggregate Purchase Price of all Purchased Mortgage Loans of any type of Mortgage Loan set forth below exceeds the applicable percentage listed opposite such type of Mortgage Loan as set forth below:

Type of Mortgage Loan	Percentage of the Maximum Committed Purchase Price (unless otherwise noted)
Conforming Mortgage Loans	[***]	%
FHA Loans and VA Loans	[***]	%
Aged 30 Day Loans	[***]	%
Aged 60 Day Loans	[***]	%
Wet-Ink Mortgage Loans	[***]	%
Jumbo Mortgage Loans	[***]	%
Conforming High CLTV Loans	[***]	%

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

2

“Pricing Rate” means CSCOF plus the applicable percentage listed opposite the type of Mortgage Loan as set forth below:

Type of Mortgage Loan	Percentage for Mortgage Loans other than Wet- Ink Mortgage Loans or Aged Loans		Percentage for Wet-Ink Mortgage Loans (increases calculated based upon original Pricing Rate)	Percentage for Aged 30 Day Loans (increases calculated based upon original Pricing Rate)	Percentage for Aged 60 Day Loans (increases calculated based upon original Pricing Rate)
Conforming Mortgage Loan (other than Conforming High CLTV Loans)	[***]	%	Increased by [***]%	Increased by [***]%	Increased by [***]%
FHA Loan and VA Loan	[***]	%	Increased by [***]%	Increased by [***]%	Increased by [***]%
Jumbo Mortgage Loans	[***]	%	Increased by [***]%	Increased by [***]%	Increased by [***]%
Conforming High CLTV Loans	[***]	%	Increased by [***]%	Increased by [***]%	Increased by [***]%
Pooled Mortgage Loans	[***]	%	n/a	n/a	n/a

or the rate determined in the sole discretion of Buyer with respect to Transactions the subject of which are Exception Mortgage Loans and any other Transactions so identified by Buyer in agreeing to enter into a Transaction with respect to such Exception Mortgage Loan;

The Pricing Rate shall change in accordance with CSCOF, as provided in Section 5(a).

Where a Purchased Mortgage Loan may qualify for two or more Pricing Rates hereunder, unless otherwise expressly agreed to by Buyer in writing, such Purchased Mortgage Loan shall be assigned the higher Pricing Rate, as applicable.

“Purchase Price Percentage” means, (a) the applicable percentage listed opposite the type of Mortgage Loan as set forth below:

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

3

Type of Mortgage Loan	Percentage for Mortgage Loans other than Aged Loans		Percentage for Wet Ink Mortgage Loans	Percentage for Aged 30 Day Loans (reductions calculated based upon original Purchase Price Percentage)	Percentage for Aged 60 Day Loans (reductions calculated based upon original Purchase Price Percentage)
Conforming Mortgage Loan (other than Conforming High CLTV Loans)	[***]	%	product specific	reduced by [***]%	reduced by [***]%
FHA Loan and VA Loan	[***]	%	product specific	reduced by [***]%	reduced by [***]%
Jumbo Mortgage Loans	[***]	%	product specific	reduced by [***]%	reduced by [***]%
Conforming High CLTV Loans	[***]	%	product specific	reduced by [***]%	reduced by [***]%
Pooled Mortgage Loans	[***]	%	n/a	n/a	n/a

(b)           with respect to Transactions the subject of which are Exception Mortgage Loans, a percentage to be determined by Buyer in its sole discretion, provided that in the absence of an Exception Notice, the applicable Purchase Price Percentage for such Purchased Mortgage Loan shall be reduced by 10% every ten (10) Business Day period, such reduction to occur at the outset of each such ten (10) Business Day period, commencing on the date that such Mortgage Loan becomes an Exception Mortgage Loan;

Where a Purchased Mortgage Loan may qualify for two or more Purchase Price Percentages hereunder, unless otherwise expressly agreed to by Buyer in writing, such Purchased Mortgage Loan shall be assigned the lower Purchase Price Percentage, as applicable.

SECTION 2.         Conditions Precedent.  This Amendment shall become effective as of the date hereof (the “Amendment Effective Date”), subject to the satisfaction of the following conditions precedent:

2.1          Delivered Documents.  On the Amendment Effective Date, the Buyer shall have received the following documents, each of which shall be satisfactory to the Buyer in form and substance:

(a)           this Amendment, executed and delivered by duly authorized officers of the Buyer, the Seller and the Guarantor; and

(b)           such other documents as the Buyer or counsel to the Buyer may reasonably request.

SECTION 3.         Representations and Warranties.  Seller hereby represents and warrants to the Buyer that it is in compliance with all the terms and provisions set forth in the

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

4

Existing Repurchase Agreement on its part to be observed or performed, and that no Event of Default has occurred and is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 13 of the Existing Repurchase Agreement.

SECTION 4.                            Limited Effect.  Except as expressly amended and modified by this Amendment, the Existing Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms and the execution of this Amendment by the Buyer.

SECTION 5.                            Counterparts.  This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

SECTION 6.                            GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAW PROVISIONS THEREOF.

SECTION 7.                            Reaffirmation of Guaranty.  The Guarantor hereby ratifies and affirms all of the terms, covenants, conditions and obligations of the Guaranty and acknowledges and agrees that the term “Obligations” as used in the Guaranty shall apply to all of the Obligations of Seller to Buyer under the Repurchase Agreement, as amended hereby.

[Remainder of page intentionally left blank]

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

5

IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

Buyer:	CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC

	By:	/s/ Adam Loskove
		Name:	Adam Loskove
		Title:	Vice President

Seller:	PENNYMAC LOAN SERVICES, LLC

	By:	/s/ Anne D. McCallion
		Name:	Anne D. McCallion
		Title:	Vice President, Finance

Guarantor:	PRIVATE NATIONAL MORTGAGE ACCEPTANCE COMPANY, LLC

	By:	/s/ Anne D. McCallion
		Name:	Anne D. McCallion
		Title:	Chief Financial Officer

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

AMENDMENT NO. 10
TO MASTER REPURCHASE AGREEMENT

Amendment No. 10, dated as of August 6, 2012 (this “Amendment”), among CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC (the “Buyer”), PENNYMAC LOAN SERVICES, LLC (the “Seller”) and PRIVATE NATIONAL MORTGAGE ACCEPTANCE COMPANY, LLC (the “Guarantor”).

RECITALS

The Buyer, the Seller and the Guarantor are parties to that certain Master Repurchase Agreement, dated as of August 14, 2009 (as amended, the “Existing Repurchase Agreement”; and as further amended by this Amendment, the “Repurchase Agreement”).  The Guarantor is party to that certain Guaranty (the “Guaranty”), dated as of August 14, 2009, as the same may be further amended from time to time, by the Guarantor in favor of Buyer.  Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Repurchase Agreement and Guaranty, as applicable.

The Buyer, the Seller and the Guarantor have agreed, subject to the terms and conditions of this Amendment, that the Existing Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Repurchase Agreement.  As a condition precedent to amending the Existing Repurchase Agreement, the Buyer has required the Guarantor to ratify and affirm the Guaranty on the date hereof.

Accordingly, the Buyer, the Seller and the Guarantor hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Repurchase Agreement is hereby amended as follows:

SECTION 1.                            Definitions.  Section 2 of the Existing Repurchase Agreement is hereby amended by deleting the definition of “Termination Date” in its entirety and replacing it with the following:

“Termination Date” means the earlier of (a) September 10, 2012 and (b) the date of the occurrence of an Event of Default.

SECTION 2.                            Conditions Precedent.  This Amendment shall become effective as of the date hereof (the “Amendment Effective Date”), subject to the satisfaction of the following conditions precedent:

2.1                               Delivered Documents.  On the Amendment Effective Date, the Buyer shall have received the following documents, each of which shall be satisfactory to the Buyer in form and substance:

(a)                                 this Amendment, executed and delivered by duly authorized officers of the Buyer, the Seller and the Guarantor; and

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

(b)                                 such other documents as the Buyer or counsel to the Buyer may reasonably request.

SECTION 3.                            Representations and Warranties.  Seller hereby represents and warrants to the Buyer that it is in compliance with all the terms and provisions set forth in the Existing Repurchase Agreement on its part to be observed or performed, and that no Event of Default has occurred and is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 13 of the Existing Repurchase Agreement.

SECTION 4.                            Limited Effect.  Except as expressly amended and modified by this Amendment, the Existing Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms and the execution of this Amendment by the Buyer.

SECTION 5.                            Counterparts.  This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

SECTION 6.                            GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAW PROVISIONS THEREOF.

SECTION 7.                            Reaffirmation of Guaranty.  The Guarantor hereby ratifies and affirms all of the terms, covenants, conditions and obligations of the Guaranty and acknowledges and agrees that the term “Obligations” as used in the Guaranty shall apply to all of the Obligations of Seller to Buyer under the Repurchase Agreement, as amended hereby.

[Remainder of page intentionally left blank]

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

2

IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

Buyer:	CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC

	By:	/s/ Adam Loskove
		Name:	Adam Loskove
		Title:	Vice President

Seller:	PENNYMAC LOAN SERVICES, LLC

	By:	/s/ Anne D. McCallion
		Name:	Anne D. McCallion
		Title:	Vice President, Finance

Guarantor:	PRIVATE NATIONAL MORTGAGE ACCEPTANCE COMPANY, LLC

	By:	/s/ Anne D. McCallion
		Name:	Anne D. McCallion
		Title:	Chief Financial Officer

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

AMENDMENT NO. 11
TO MASTER REPURCHASE AGREEMENT

Amendment No. 11, dated as of September 10, 2012 (this “Amendment”), among CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC (the “Buyer”), PENNYMAC LOAN SERVICES, LLC (the “Seller”) and PRIVATE NATIONAL MORTGAGE ACCEPTANCE COMPANY, LLC (the “Guarantor”).

RECITALS

The Buyer, the Seller and the Guarantor are parties to that certain Master Repurchase Agreement, dated as of August 14, 2009 (as amended, the “Existing Repurchase Agreement”; and as further amended by this Amendment, the “Repurchase Agreement”).  The Guarantor is party to that certain Guaranty (the “Guaranty”), dated as of August 14, 2009, as the same may be further amended from time to time, by the Guarantor in favor of Buyer.  Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Repurchase Agreement and Guaranty, as applicable.

The Buyer, the Seller and the Guarantor have agreed, subject to the terms and conditions of this Amendment, that the Existing Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Repurchase Agreement.  As a condition precedent to amending the Existing Repurchase Agreement, the Buyer has required the Guarantor to ratify and affirm the Guaranty on the date hereof.

Accordingly, the Buyer, the Seller and the Guarantor hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Repurchase Agreement is hereby amended as follows:

SECTION 1.                            Definitions.  Section 2 of the Existing Repurchase Agreement is hereby amended by deleting the definition of “Termination Date” in its entirety and replacing it with the following:

“Termination Date” means the earlier of (a) September 18, 2012 and (b) the date of the occurrence of an Event of Default.

SECTION 2.                            Conditions Precedent.  This Amendment shall become effective as of the date hereof (the “Amendment Effective Date”), subject to the satisfaction of the following conditions precedent:

2.1                               Delivered Documents.  On the Amendment Effective Date, the Buyer shall have received the following documents, each of which shall be satisfactory to the Buyer in form and substance:

(a)                                 this Amendment, executed and delivered by duly authorized officers of the Buyer, the Seller and the Guarantor; and

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

(b)                                 such other documents as the Buyer or counsel to the Buyer may reasonably request.

SECTION 3.                            Representations and Warranties.  Seller hereby represents and warrants to the Buyer that it is in compliance with all the terms and provisions set forth in the Existing Repurchase Agreement on its part to be observed or performed, and that no Event of Default has occurred and is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 13 of the Existing Repurchase Agreement.

SECTION 4.                            Limited Effect.  Except as expressly amended and modified by this Amendment, the Existing Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms and the execution of this Amendment by the Buyer.

SECTION 5.                            Counterparts.  This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

SECTION 6.                            GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAW PROVISIONS THEREOF.

SECTION 7.                            Reaffirmation of Guaranty.  The Guarantor hereby ratifies and affirms all of the terms, covenants, conditions and obligations of the Guaranty and acknowledges and agrees that the term “Obligations” as used in the Guaranty shall apply to all of the Obligations of Seller to Buyer under the Repurchase Agreement, as amended hereby.

[Remainder of page intentionally left blank]

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

2

IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

Buyer:	CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC

	By:	/s/ Adam Loskove
		Name:	Adam Loskove
		Title:	Vice President

Seller:	PENNYMAC LOAN SERVICES, LLC

	By:	/s/ Anne D. McCallion
		Name:	Anne D. McCallion
		Title:	Vice President, Finance

Guarantor:	PRIVATE NATIONAL MORTGAGE ACCEPTANCE COMPANY, LLC

	By:	/s/ Anne D. McCallion
		Name:	Anne D. McCallion
		Title:	Chief Financial Officer

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

AMENDMENT NO. 12
TO MASTER REPURCHASE AGREEMENT

Amendment No. 12, dated as of September 18, 2012 (this “Amendment”), among CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC (the “Buyer”), PENNYMAC LOAN SERVICES, LLC (the “Seller”) and PRIVATE NATIONAL MORTGAGE ACCEPTANCE COMPANY, LLC (the “Guarantor”).

RECITALS

The Buyer, the Seller and the Guarantor are parties to that certain Master Repurchase Agreement, dated as of August 14, 2009 (as amended, the “Existing Repurchase Agreement”; and as further amended by this Amendment, the “Repurchase Agreement”).  The Guarantor is party to that certain Guaranty (the “Guaranty”), dated as of August 14, 2009, as the same may be further amended from time to time, by the Guarantor in favor of Buyer.  Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Repurchase Agreement and Guaranty, as applicable.

The Buyer, the Seller and the Guarantor have agreed, subject to the terms and conditions of this Amendment, that the Existing Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Repurchase Agreement.  As a condition precedent to amending the Existing Repurchase Agreement, the Buyer has required the Guarantor to ratify and affirm the Guaranty on the date hereof.

Accordingly, the Buyer, the Seller and the Guarantor hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Repurchase Agreement is hereby amended as follows:

SECTION 1.                            Definitions.  Section 2 of the Existing Repurchase Agreement is hereby amended by deleting the definition of “Termination Date” in its entirety and replacing it with the following:

“Termination Date” means the earlier of (a) September 24, 2012 and (b) the date of the occurrence of an Event of Default.

SECTION 2.                            Conditions Precedent.  This Amendment shall become effective as of the date hereof (the “Amendment Effective Date”), subject to the satisfaction of the following conditions precedent:

2.1                               Delivered Documents.  On the Amendment Effective Date, the Buyer shall have received the following documents, each of which shall be satisfactory to the Buyer in form and substance:

(a)                                 this Amendment, executed and delivered by duly authorized officers of the Buyer, the Seller and the Guarantor; and

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

(b)                                 such other documents as the Buyer or counsel to the Buyer may reasonably request.

SECTION 3.                            Representations and Warranties.  Seller hereby represents and warrants to the Buyer that it is in compliance with all the terms and provisions set forth in the Existing Repurchase Agreement on its part to be observed or performed, and that no Event of Default has occurred and is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 13 of the Existing Repurchase Agreement.

SECTION 4.                            Limited Effect.  Except as expressly amended and modified by this Amendment, the Existing Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms and the execution of this Amendment by the Buyer.

SECTION 5.                            Counterparts.  This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

SECTION 6.                            GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAW PROVISIONS THEREOF.

SECTION 7.                            Reaffirmation of Guaranty.  The Guarantor hereby ratifies and affirms all of the terms, covenants, conditions and obligations of the Guaranty and acknowledges and agrees that the term “Obligations” as used in the Guaranty shall apply to all of the Obligations of Seller to Buyer under the Repurchase Agreement, as amended hereby.

[Remainder of page intentionally left blank]

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

2

IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

Buyer:	CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC

	By:	/s/ Margaret Dellafera
		Name:	Margaret Dellafera
		Title:	Vice President

Seller:	PENNYMAC LOAN SERVICES, LLC

	By:	/s/ Anne D. McCallion
		Name:	Anne D. McCallion
		Title:	Vice President, Finance

Guarantor:	PRIVATE NATIONAL MORTGAGE ACCEPTANCE COMPANY, LLC

	By:	/s/ Anne D. McCallion
		Name:	Anne D. McCallion
		Title:	Chief Financial Officer

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

AMENDMENT NO. 13
TO MASTER REPURCHASE AGREEMENT

Amendment No. 13, dated as of September 21, 2012 (this “Amendment”), among CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC (the “Buyer”), PENNYMAC LOAN SERVICES, LLC (the “Seller”) and PRIVATE NATIONAL MORTGAGE ACCEPTANCE COMPANY, LLC (the “Guarantor”).

RECITALS

The Buyer, the Seller and the Guarantor are parties to that certain Master Repurchase Agreement, dated as of August 14, 2009 (as amended, the “Existing Repurchase Agreement”; and as further amended by this Amendment, the “Repurchase Agreement”).  The Guarantor is party to that certain Guaranty (the “Guaranty”), dated as of August 14, 2009, as the same may be further amended from time to time, by the Guarantor in favor of Buyer.  Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Repurchase Agreement and Guaranty, as applicable.

The Buyer, the Seller and the Guarantor have agreed, subject to the terms and conditions of this Amendment, that the Existing Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Repurchase Agreement.  As a condition precedent to amending the Existing Repurchase Agreement, the Buyer has required the Guarantor to ratify and affirm the Guaranty on the date hereof.

Accordingly, the Buyer, the Seller and the Guarantor hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Repurchase Agreement is hereby amended as follows:

SECTION 1.                            Definitions.  Section 2 of the Existing Repurchase Agreement is hereby amended by:

1.1                               adding, in the proper alphabetical order, the terms “Encumbered Mortgage Servicing Rights,” “Encumbered Mortgage Servicing Rights Equity,” “MSR Valuation,” “Third Party Evaluator” and “Unencumbered Mortgage Servicing Rights” as set forth below:

“Encumbered Mortgage Servicing Rights” means any mortgage servicing rights that are subject to any Lien, claim, restriction or other encumbrance that limits in any way the ability to dispose of or transfer such asset whether or not such Lien, claim,  restriction or other encumbrance relates to any outstanding debt.

“Encumbered Mortgage Servicing Rights Equity” means that portion of the MSR Valuation of the Encumbered Mortgage Servicing Rights that exceeds the Indebtedness encumbering such mortgage servicing rights.

“MSR Valuation” shall mean the lesser of (i) the value of the mortgage servicing rights owned by the Seller as set forth in the Seller’s most recent balance sheet as determined by the Seller as of such date in accordance with GAAP, (ii) the Buyer’s

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

valuation of such mortgage servicing rights as determined by the Buyer, or (iii) a Third Party Evaluator’s valuation of such mortgage servicing rights as determined by such Third Party Evaluator.

“Third Party Evaluator” shall mean an appraiser approved by Buyer in its sole good faith discretion.

“Unencumbered Mortgage Servicing Rights” means any mortgage servicing rights that are not Encumbered Mortgage Servicing Rights.

1.2                               deleting the definitions of “Adjusted Tangible Net Worth,” “Conforming High CLTV Loan,” “Maximum Committed Purchase Price” and “Termination Date” in their entirety and replacing them with the following:

“Adjusted Tangible Net Worth” means, for any Person, Net Worth of such Person plus Subordinated Debt (provided that Subordinated Debt shall not be taken into account to the extent that it would cause Adjusted Tangible Net Worth to be comprised of greater than 25% Subordinated Debt), minus (a) 50% of the MSR Valuation of any Unencumbered Mortgage Servicing Rights; (b) 50% of the Encumbered Mortgage Servicing Rights Equity; (c) intangibles; (d) goodwill and (e) receivables from Affiliates; provided, however, that any investment vehicle that is under the management of PNMAC Capital Management LLC and is otherwise not directly or indirectly owned or controlled by Seller shall not be deemed an “Affiliate” for the purposes of this definition.

“Conforming High CLTV Loan” means a Conforming Mortgage Loan originated in accordance with the applicable Agency’s underwriting guidelines, with a combined LTV of 95% or higher but not to exceed (i) for a Purchased Mortgage Loan that refinances an existing Mortgage Loan already being serviced by Servicer, 150% and (ii) for any other Purchased Mortgage Loan that refinances a Mortgage Loan serviced by an unaffiliated servicer, 135%.

“Maximum Committed Purchase Price” means ONE HUNDRED FIFTY MILLION DOLLARS ($150,000,000).  All funds made available by Buyer to Seller under this Agreement will first be attributed to the Maximum Committed Purchase Price.

“Termination Date” means the earlier of (a) September 23, 2013, and (b) the date of the occurrence of an Event of Default.

SECTION 2.                            Reports.  Section 17 of the Existing Repurchase Agreement is hereby amended by:

2.1                               deleting paragraphs (a)(1) and (2) in their entirety and replacing them with the following:

“(1)                           as soon as available and in any event within forty-five (45) calendar days after the end of each calendar month, the unaudited consolidated balance sheets of Guarantor and its consolidated Subsidiaries and the unaudited balance sheet of Seller, each as at the end of such period and the related unaudited consolidated

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

2

statements of income for Guarantor and its consolidated Subsidiaries and Seller for such period and the portion of the fiscal year through the end of such period, accompanied by a certificate of a Responsible Officer of Guarantor or Seller, as applicable, which certificate shall state that said consolidated financial statements or financial statements, as applicable, fairly present in all material respects the consolidated financial condition or financial condition, as applicable, and results of operations of Guarantor and its consolidated Subsidiaries or Seller, as applicable, in accordance with GAAP, consistently applied, as at the end of, and for, such period (subject to normal year-end adjustments);

(2)                                 as soon as available and in any event within forty-five (45) calendar days after the end of each calendar quarter, the unaudited consolidated cash flow statements of Guarantor and its consolidated Subsidiaries and the unaudited cash flow statements of Seller, each as at the end of such period  and the portion of the fiscal year through the end of such period, accompanied by a certificate of a Responsible Officer of Guarantor or Seller, as applicable, which certificate shall state that said consolidated financial statements or financial statements, as applicable, fairly present in all material respects the consolidated financial condition or financial condition, as applicable, and results of operations of Guarantor and its consolidated Subsidiaries or Seller, as applicable, in accordance with GAAP, consistently applied, as at the end of, and for, such period (subject to normal year-end adjustments);”

2.2                               deleting paragraph (f) in its entirety and replacing it with the following:

“f. MSR Reports.  Seller shall provide the market value analysis for the MSR Valuation as determined (i) internally for each monthly fiscal period and (ii) by a Third Party Evaluator for each quarterly fiscal period to the extent that Seller has received a value from a Third Party Evaluator in such instances as more particularly set forth in the Officer’s Compliance Certificate delivered pursuant to Section 17.b. herein.

g. Other.  Seller shall deliver to Buyer any other reports or information reasonably requested by Buyer or as otherwise required pursuant to this Agreement.”

SECTION 3.                            Exhibits.  Exhibit D of the Existing Repurchase Agreement is hereby amended by deleting it in its entirety and replacing it with the attached Exhibit A.

SECTION 4.                            Conditions Precedent.  This Amendment shall become effective as of the date hereof (the “Amendment Effective Date”), subject to the satisfaction of the following conditions precedent:

4.1                               Delivered Documents.  On the Amendment Effective Date, the Buyer shall have received the following documents, each of which shall be satisfactory to the Buyer in form and substance:

(a)                                 this Amendment, executed and delivered by duly authorized officers of the Buyer, the Seller and the Guarantor; and

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

3

(b)                                 such other documents as the Buyer or counsel to the Buyer may reasonably request.

SECTION 5.                            Representations and Warranties.  Seller hereby represents and warrants to the Buyer that it is in compliance with all the terms and provisions set forth in the Existing Repurchase Agreement on its part to be observed or performed, and that no Event of Default has occurred and is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 13 of the Existing Repurchase Agreement.

SECTION 6.                            Limited Effect.  Except as expressly amended and modified by this Amendment, the Existing Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms and the execution of this Amendment by the Buyer.

SECTION 7.                            Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

SECTION 8.                            Counterparts.  This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

SECTION 9.                            GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAW PROVISIONS THEREOF.

SECTION 10.                     Reaffirmation of Guaranty.  The Guarantor hereby ratifies and affirms all of the terms, covenants, conditions and obligations of the Guaranty and acknowledges and agrees that the term “Obligations” as used in the Guaranty shall apply to all of the Obligations of Seller to Buyer under the Repurchase Agreement, as amended hereby.

[Remainder of page intentionally left blank]

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

4

IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

Buyer:	CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC

	By:	/s/ Adam Loskove
		Name:	Adam Loskove
		Title:	Vice President

Seller:	PENNYMAC LOAN SERVICES, LLC

	By:	/s/ Anne D. McCallion
		Name:	Anne D. McCallion
		Title:	Vice President, Finance

Guarantor:	PRIVATE NATIONAL MORTGAGE ACCEPTANCE COMPANY, LLC

	By:	/s/ Anne D. McCallion
		Name:	Anne D. McCallion
		Title:	Chief Financial Officer

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

AMENDMENT NO. 14
TO MASTER REPURCHASE AGREEMENT

Amendment No. 14, dated as of December 12, 2012 (this “Amendment”), among CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC (the “Buyer”), PENNYMAC LOAN SERVICES, LLC (the “Seller”) and PRIVATE NATIONAL MORTGAGE ACCEPTANCE COMPANY, LLC (the “Guarantor”).

RECITALS

The Buyer, the Seller and the Guarantor are parties to that certain Master Repurchase Agreement, dated as of August 14, 2009 (as amended, the “Existing Repurchase Agreement”; and as further amended by this Amendment, the “Repurchase Agreement”).  The Guarantor is party to that certain Guaranty (the “Guaranty”), dated as of August 14, 2009, as the same may be further amended from time to time, by the Guarantor in favor of Buyer.  Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Repurchase Agreement and Guaranty, as applicable.

The Buyer, the Seller and the Guarantor have agreed, subject to the terms and conditions of this Amendment, that the Existing Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Repurchase Agreement.  As a condition precedent to amending the Existing Repurchase Agreement, the Buyer has required the Guarantor to ratify and affirm the Guaranty on the date hereof.

Accordingly, the Buyer, the Seller and the Guarantor hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Repurchase Agreement is hereby amended as follows:

SECTION 1.                            Definitions.  Section 2 of the Existing Repurchase Agreement is hereby amended by:

1.1                               deleting the definitions of “Adjusted Tangible Net Worth” and “Servicing Facility Agreement” in their entirety and replacing them with the following:

“Adjusted Tangible Net Worth” means, for any Person, Net Worth of such Person plus Subordinated Debt (provided that Subordinated Debt shall not be taken into account to the extent that it would cause Adjusted Tangible Net Worth to be comprised of greater than 25% Subordinated Debt), minus (a) the difference, if any, of (x) the value of the mortgage servicing rights owned by such Person as set forth in such Person’s most recent balance sheet as determined by such Person as of such date in accordance with GAAP and (y) the MSR Valuation, (b) 50% of the MSR Valuation of any Unencumbered Mortgage Servicing Rights; (c) 50% of the Encumbered Mortgage Servicing Rights Equity; (d) intangibles; (e) goodwill and (f) receivables from Affiliates; provided, however, that any investment vehicle that is under the management of PNMAC Capital Management LLC and is otherwise not directly or indirectly owned or controlled by Seller shall not be deemed an “Affiliate” for the purposes of this definition.”

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

“Servicing Facility Agreement” means that certain Second Amended and Restated Loan and Security Agreement, dated as of March 27, 2012, between Credit Suisse First Boston Mortgage Capital LLC, as lender, PennyMac Loan Services, LLC, as borrower, and Private National Mortgage Acceptance Company, LLC, as guarantor.

SECTION 2.                            Covenants.  Section 14(a) of the Existing Repurchase Agreement is hereby amended deleting such section in its entirety and replacing it with the following:

“a.                                Adjusted Tangible Net Worth.  Seller shall maintain, at all times, an Adjusted Tangible Net Worth of at least the sum of (i) $65,000,000, plus (ii) 50% of any additional Capital Contributions contributed on or after November 30, 2012 (without taking into account such Capital Contributions to the extent that they are paid to (A) satisfy the requirement set forth in clause (i) above or (B) satisfy Margin Calls hereunder).”

SECTION 3.                            Exhibit D of the Existing Repurchase Agreement is hereby amended by deleting it in its entirety and replacing it with the attached Exhibit A.

SECTION 4.                            Conditions Precedent.  This Amendment shall become effective as of November 30, 2012 (the “Amendment Effective Date”), subject to the satisfaction of the following conditions precedent:

4.1                               Delivered Documents.  On the Amendment Effective Date, the Buyer shall have received the following documents, each of which shall be satisfactory to the Buyer in form and substance:

(a)                                 this Amendment, executed and delivered by duly authorized officers of the Buyer, the Seller and the Guarantor; and

(b)                                 such other documents as the Buyer or counsel to the Buyer may reasonably request.

SECTION 5.                            Representations and Warranties.  Seller hereby represents and warrants to the Buyer that it is in compliance with all the terms and provisions set forth in the Existing Repurchase Agreement on its part to be observed or performed, and that no Event of Default has occurred and is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 13 of the Existing Repurchase Agreement.

SECTION 6.                            Limited Effect.  Except as expressly amended and modified by this Amendment, the Existing Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms and the execution of this Amendment by the Buyer.

SECTION 7.                            Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

2

SECTION 8.                            Counterparts.  This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

SECTION 9.                            GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAW PROVISIONS THEREOF.

SECTION 10.                     Reaffirmation of Guaranty.  The Guarantor hereby ratifies and affirms all of the terms, covenants, conditions and obligations of the Guaranty and acknowledges and agrees that the term “Obligations” as used in the Guaranty shall apply to all of the Obligations of Seller to Buyer under the Repurchase Agreement, as amended hereby.

[Remainder of page intentionally left blank]

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

3

IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

Buyer:	CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC

	By:	/s/ Peter Schancupp
		Name:	Peter Schancupp
		Title:	Vice President

Seller:	PENNYMAC LOAN SERVICES, LLC

	By:	/s/ Pamela Marsh
		Name:	Pamela Marsh
		Title:	Managing Director, Treasurer

Guarantor:	PRIVATE NATIONAL MORTGAGE ACCEPTANCE COMPANY, LLC

	By:	/s/ Pamela Marsh
		Name:	Pamela Marsh
		Title:	Managing Director, Treasurer

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.